FIRST AMENDMENT AND MODIFICATION OF LEASE

STATE OF TEXAS	§	
	§	**KNOW ALL MEN BY THESE PRESENTS**
COUNTY OF BEXAR	§	

This First Amendment and Modification of Lease is made and entered into on this 1st day of May, 2005 by and between Joy Unlimited, Inc., hereinafter referred to as "Landlord", and **PlanetTraks, Inc.,** hereinafter referred to as "Tenant"; hereinafter collectively referred to as the "Parties";

WITNESSETH:

WHEREAS, a Lease Agreement was made and entered into on the **19th** day of **April, 2004** by and between the Parties (hereinafter referred to as the "Lease") whereby Landlord leased to Tenant certain Premises situated in the Viewpoint Office Building locally known as 10715 Gulfdale, Suite 285, San Antonio, Texas, consisting of 1001 square feet of net rentable area; and

WHEREAS, the Landlord and Tenant have agreed to modify and extend the Lease as hereinafter set forth;

NOW THEREFORE, in consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to extend and amend the lease as follows:

I.

Effective May 1, 2005 the lease term shall be extended by twelve (12) months. The new Lease expiration date shall be April 30, 2006.

II.

The base annual rent shall remain Thirteen Thousand Eight Hundred Thirteen and 80/100 dollars ($13,813.80) to be paid in equal monthly installments of One Thousand One Hundred Fifty-One and 15/100 dollars ($1,151.15). Such rent shall be subject to adjustment under Paragraph 5 of this Lease.

Except as above provided, all other provisions of the Lease are hereby confirmed and ratified and are to continue in full force and effect during the term of the Lease.

IN WITNESS WHEREOF, the Parties have executed the foregoing First Amendment and Modification of Lease in triplicate originals, each signed copy shall be deemed to be an original for all purposes, to be effective on the date first stated above.

LANDLORD:

JOY UNLIMITED, INC.
by: Grubb & Ellis Management Svcs., Inc.

By: Cherry Smith
Name: Cherry Smith
Title: Senior Property Manager

TENANT:

PlanetTraks, Inc.

By: Sharon Cooper
Name: ~~M. Dewey Bain~~ Sharon S. Cooper
Title: ~~President~~ Executive Vice President

OFFICE LEASE AGREEMENT

THE STATE OF TEXAS

COUNTY OF BEXAR

THIS LEASE AGREEMENT (the "Lease"), made and entered into on this the 19 day of April 2004 between JOY UNLIMITED, INC. ("Landlord"), and PlanetTraks, Inc. ("Tenant").

WITNESSETH:

Premises

1. Subject to and upon the terms, provisions, and conditions hereafter set forth, and each in consideration of the duties, covenants, and obligations of the other hereunder, Landlord does hereby lease, demise, and let to Tenant and Tenant does hereby lease from Landlord those certain premises (the "Premises") in the Building known as VIEWPOINT OFFICE BUILDING.

Net Rentable

The term "Net Rentable Area" in the Premises is hereby stipulated for all purposes hereof to be 1001 square feet, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in accordance with the terms and provisions hereof. Premises shall be known as Suite 285.

Term

2. (a) Subject to and upon the terms and conditions set forth herein or in any exhibit or addendum hereto, this Lease shall continue in force for a term of twelve (12) months beginning on the **1st** day of **May**, **2004**, and ending on the **30th** day of **April**, **2005**, unless sooner terminated or extended to a later date under any other term or provision hereof.

(b) If for any reason the Premises are not ready for occupancy by Tenant on the commencement date specified in Paragraph 2(a) above, Landlord shall not be liable or responsible for any claim, damages, or liabilities in connection therewith or by reason thereof, and this Lease and the obligations of Tenant shall commence on a revised commencement date (as hereinafter provided) and continue in full force and effect; provided, however, if the Premises are not ready for occupancy for any reason other than omission, delay, or default on the part of Tenant or anyone acting under or for Tenant, the rent herein provided shall not commence until the Premises are ready for occupancy by Tenant. Such abatement of rent shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the date of the commencement of the term hereof. Should the term of this Lease commence on a date other than that specified in Paragraph 2(a) above, rental under this Lease shall commence on such revised commencement date, and the stated term in this Lease shall thereupon commence so as to give effect to the full stated term. The Premises shall be deemed to be ready for occupancy on the first to occur of (i) the date that there is delivered to Tenant a certificate of substantial completion from Landlord's architect, or (ii) upon the date on which Tenant begins occupancy of the Premises.

Use

3. The Premises are to be used and occupied by Tenant solely for office purposes and for no other purpose or use without the prior written consent of the Landlord.

Base Rental

4. (a) Tenant hereby agrees to pay to Landlord, without any setoff or deduction whatsoever, a base annual rental ("Base Rental") in the sum of $13,813.80 per year to be paid in equal monthly installments of $1,151.15. Tenant shall also pay, as additional rent, all such other sums of

time to time) monthly, in advance and without demand. If the term of this Lease commenced on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated shall be paid in advance.

(b) In the event any installment of minimum guaranteed rental, percentage rental or any other sum payable hereunder by Tenant to Landlord under the provisions of this Lease is not received by Landlord from Tenant within five (5) days of the date it is due and payable, Tenant shall pay to Landlord an additional sum ("Late Charge") equal to five percent (5%) of the amount due. Furthermore, in the event any installment of minimum guaranteed rental, percentage rental or any other sum payable by Tenant to Landlord under the provisions of this Lease is not received within ten (10) days after its due date for any reason whatsoever, it is agreed that the amount thus due, including the Late Charge, shall bear interest at the maximum contractual rate which legally could be charged under the laws of the State of Texas in the event of a loan of such rental or other sum to Tenant (but in no event to exceed 1-1/2% per month), such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the aforesaid due date and terminating with the date on which Tenant makes full payment of such amounts to Landlord. Any such interest shall be payable as additional rent hereunder, shall not be considered as a deduction from percentage rental and shall be payable immediately on demand. In addition to any other charges permitted herein, if Tenant makes a payment to Landlord by check and said check is returned to Landlord by Tenant's bank marked NSF (Not Sufficient Funds), then an additional charge of $25.00 per check shall be paid by Tenant to Landlord.

Security

(a) Upon the execution of this Lease, Tenant agrees to pay Landlord the sum of $2,302.30 of which $ 1,151.15 shall be applied to the Base Rental due with respect to the first month of the term of this Lease, and $ 1,151.15 of which will constitute a security deposit to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit is not advance payment of rental or a measure of Landlord's damages in case of default by Tenant. If Tenant is not then in default, such deposit shall be returned by Landlord to Tenant upon the termination of this Lease.

Base Rental Adjustment

5. The Base Rental payable hereunder shall be adjusted from time to time in accordance with the following provisions:

(a) Commencing as of the first day of the first calendar year following the Base Year (hereinafter defined) and continuing thereafter during the original term of this Lease and any renewal period hereof, Tenant shall pay as additional rent Tenant's proportionate share of the Excess. For purposes hereof the term "Excess" shall mean actual Basic Costs for any calendar year (prorated for any partial calendar year during the first Lease Year and the final Lease Year) over the Basic Cost of the Building (the term "Building" for all purposes hereof shall include the Lot upon which the Building is situated) during the Base Year. For purposes hereof the term "Base Year" shall mean the calendar year 2004. Tenant shall thus pay as additional rent during each calendar year of the term after the Base Year, Tenant's proportionate share of any increase in the amount of Basic Costs over the Basic Costs payable by Landlord during the Base Year. Tenant's "proportionate share" as used herein shall mean the percentage arrived at by dividing the Net Rentable Area of the Premises by the Net Rentable Area of the Building. Landlord, at its option, may collect such Additional Rent in a lump sum, to be due and payable within thirty (30) days after Landlord furnishes to Tenant a statement of actual Basic Costs for the previous year per Subparagraph (c) below, or beginning with January 1 thereafter, Landlord shall also have the option to make a good faith estimate for the Excess for each upcoming calendar year and upon thirty (30) days' notice to Tenant may require the monthly payment of each additional rental equal to one-twelfth (1/12) of such estimate. Any amounts paid based upon such an estimate shall be subject to adjustment pursuant to Subparagraph (c) when actual Basic Cost is available for each calendar year. For the purpose of calculating the additional rental payment hereunder, with respect to any fractional calendar year included in the term, Landlord may either (1) estimate Basic Costs for the portion of the Lease Term during such partial year, or (2) estimate Basic Costs for the entire calendar year and reduce the same to an amount bearing the same proportion to the full amount of estimated Basic Costs for such year as the number of days in the fractional calendar year bears to the total number of days in such full calendar year.

(b) Within one hundred twenty (120) days after the close of each calendar year or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs for the previous calendar year. Such statement will be final and binding upon Tenant unless Tenant objects to it in writing to Landlord within thirty (30) days after it is transmitted to Tenant. If such statement shows an amount owing by Tenant that is less than the estimated payments previously made by Tenant for such prior calendar year, the excess will be held by Landlord and credited against the next payment of Rent. If such statement shows an amount owing by Tenant that is more than the estimated payments previously made by Tenant for such prior calendar year, Tenant will pay the deficiency to Landlord within thirty (30) days after the

Base Year/Lease Year/Operating Expenses Defined

6. "Basic Costs" as used herein shall consist of all operating expenses of the Building (the term "Building" for all purposes hereof shall include the Lot upon which the Building is situated and all improvements built upon the Lot, including, without limitation, the Building, parking lot, parking structure, walkways, driveways, fences, and landscaping), which shall be computed on the accrual basis and shall consist of all expenditures by the Landlord to maintain all facilities in operation at the beginning of the term of the Lease and such additional facilities in subsequent years as may be determined by Landlord to be necessary or beneficial for the operation of the Building. All operating expenses shall be determined in accordance with accepted accrual basis accounting principles which shall be consistently applied. The term "operating expenses" as used herein shall mean all expenses, costs, and disbursements (but not replacement of capital investment items nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, including, but not limited to, the following:

a. Wages, salaries, and fees of all personnel engaged in operating, maintaining, leasing, or security of the Building, including taxes, insurance, and benefits relating thereto.

b. All supplies and materials used in operation and maintenance of the Building.

c. Cost of all utilities for the Building, including the cost of water and power, heating, lighting, air conditioning, and ventilating for the Building.

d. Cost of all maintenance, janitorial, and service agreements for the Building and the equipment therein, including alarm service, window cleaning and elevator maintenance.

e. Cost of all insurance relating to the Building including the cost of casualty and liability insurance applicable to the Building and Tenant's personal property used in connection therewith.

f. All taxes and assessments and governmental charges whether federal, state, county, or municipal, and whether they be by taxing districts or authorities presently taxing the Premises, or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building or its operation.

g. Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to other tenants of the Building).

h. Amortization of the cost of installation of capital investment items which are primarily for the purposes of reducing operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items by an additional charge to be added to rent and paid by Tenant as additional rent, with the reasonable life and amortization schedule being determined by Landlord in accordance with accepted cash basis accounting principles, in no event to extend beyond the reasonable life of the Building.

i. Landlord's central accounting costs applicable to the Building.

Services to be Furnished by Landlord

7. Landlord covenants and agrees to furnish (as part of the Basic Costs of the Buildings) Tenant while occupying the Premises, the following services:

(a) Hot and cold water at those points of supply provided for general use of other tenants in the Buildings, and seasonal central air conditioning and heating provided, however, such service at times other than for normal business hours for the Buildings (which are 8:00 a.m. to 7:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays exclusive of legal holidays), shall be furnished only upon the prior request of Tenant.

(b) Routine maintenance and electric lighting services for all public areas and special service areas of the Buildings.

(c) Janitor service, five nights per week, exclusive of holidays; provided however, if Tenant's floor covering or other improvements are other than Building standard, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefore by Landlord.

(d) Electrical facilities to furnish sufficient power for typewriters, voice writers, calculating machines, and other machines, of similar low electrical consumption; but not including special lighting in

(e) All Building standard fluorescent bulb replacement in the Premises and all incandescent or fluorescent bulb replacement in public areas, toilet and restroom areas, and stairwells.

The failure by Landlord to any extent to furnish these defined services, or any cessation, fluctuation, variation, or interruption thereof, resulting from causes beyond the reasonable control of Landlord or from Landlord's actions to repair any of the equipment furnishing such services or otherwise to restore such services shall not render Landlord liable in any respect for damages, direct or consequential, to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement contained herein. Should any of the equipment or machinery break down, or for any cause cease to function properly, Tenant shall have no claim for rebate of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.

Graphics

8. Landlord shall provide and install, at Landlord's cost, all letters on door at the Premises entry and on the Building. Landlord, at Landlord's expense, shall provide and install all letters at the directory. All such letters and numerals shall be in the standard graphics for the Buildings and no others shall be used or permitted on the Premises without the prior written consent of Landlord.

Improvements to be made by Landlord

9. All installations and improvements placed on the Premises in accordance with any Exhibit attached hereto hereafter placed on the Premises other than Building standard items as determined by Landlord shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord as additional rent hereunder promptly upon being invoiced therefore, and failure by Tenant to pay same in full within thirty (30) days shall constitute an event of default by Tenant hereunder giving rise to all remedies available to Landlord under this Lease and at law for nonpayment of rent.

Maintenance

10. The obligation of Landlord to maintain and repair the Premises shall be limited to repair of Building standard items. Any other leasehold improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expenses, at a cost or charge equal to all costs incurred in such maintenance plus an additional charge to cover overhead, which costs and charges shall be payable by Tenant to Landlord promptly upon being billed therefore.

Repairs by Tenant

11. Tenant covenants and agrees with Landlord, at Tenant's own cost and expense, to repair or replace any damage or injury done to the Buildings, or any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors, and such repairs shall restore the Buildings to the same or as good a condition as existed prior to such injury or damage, and shall be effected in compliance with all Building and fire codes and other applicable laws and regulations; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make repairs or replacements promptly, Landlord may, at its option, make repairs or replacements, and Tenant shall repay the cost thereof to the Landlord on demand.

Care of the Premises

12. Tenant covenants and agrees with Landlord not to commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted, and upon any termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Premises.

Peaceful Enjoyment

13. Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in the Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder.

Holding Over

14. In the event of holding over by Tenant after expiration or other termination of this Lease without

the event of any unauthorized holding over, Tenant shall indemnify Landlord against all claims for damages by any other tenant to whom Landlord leased all or any part of the Premises effective before or after the expiration of the term of this Lease, resulting from delay by Landlord in delivering possession of all or any part of the Premises. Unless otherwise agreed, any holding over with the written consent of Landlord shall thereafter constitute this Lease a lease from month-to-month, under the same terms and provisions of this Lease to the extent applicable to a tenancy from month-to-month. Under such circumstances, each party shall give the other written notice at least thirty (30) days prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

Alterations, Additions and Improvements

15. Tenant covenants and agrees with Landlord not to permit the Premises to be used for any purpose other than stated in Paragraph 3 hereof or make or allow to be made any alterations or physical additions in or to the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in such instances. Any and all such alterations, physical additions, or improvements, when made to the Premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to movable equipment or furniture owned by Tenant. At the end or other termination of this Lease, Tenant shall deliver the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear accepted, and shall deliver to Landlord all keys to the Premises. All such installations, removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Buildings or the plumbing, electrical lines or other utilities.

Insurance

16. At all times during the term of this Lease, Landlord will maintain:

(a) Fire and extended coverage insurance covering the Building in such amounts Landlord determines from time to time in its reasonable discretion; and,

(b) Public liability and property damage insurance in such amounts as Landlord determines from time to time in its reasonable discretion.

16.1 At all times during the term of this Lease, Tenant shall carry and maintain, at Tenant's expense:

(a) Fire and extended coverage insurance covering the Premises and all leasehold improvements in the Premises, including removable trade fixtures, equipment, appliances, furniture, furnishings, and personal property located in the Premises and on all additions and improvements made by Tenant, in an amount not less than one hundred percent (100%) of the actual replacement cost, the full insurable value thereof, without deductions for depreciation. Such insurance shall provide protection against all perils including within the classification of fire, extended coverage, vandalism, malicious mischief, special extended peril (all-risk), boiler, flood, glass breakage, and sprinkler leakage. All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however if this Lease ceases under the provisions of Paragraph 33, Tenant will be entitled to any proceeds resulting from damage to Tenant's equipment, trade fixtures, appliances, furniture, and personal property, and Landlord will be entitled to all other proceeds.

(b) Public liability and property damage liability insurance, with a combined single occurrence limit of not less than $1,000,000.00. All such insurance will specifically include, without limitation, contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Paragraph 18 of this Lease.

(c) Workmen's compensation insurance satisfying Tenant's obligations under the workmen's compensation laws of the State of Texas.

16.2 All policies of insurance which Tenant is obligated to maintain according to this Lease shall be secured and written by solvent and responsible companies authorized to do business in the State of Texas. All policies of liability insurance which Tenant is obligated to maintain according to this Lease (other than any policy of workmen's compensation insurance) will name Landlord and such other persons or firms as Landlord specifies from time to time as additional insureds. Original or copies of original policies (together with copies of the endorsements naming Landlord, and any others specified by Landlord, as additional insureds) and evidence of the payment of all premiums of such policies will be delivered to Landlord prior to Tenant's occupancy of the Premises and from time to time at least thirty (30) days prior to the expiration of the term of each such policy. Tenant shall also furnish and maintain Landlord, at all times, a certificate or certificate of the insurance carrier or carriers certifying that such insurance will not be canceled without at least thirty (30) days advance written notice to Landlord. All public liability and property damage liability policies maintained by Tenant will contain a provision that Landlord and any other additional insured, although

with and not supplemental to the coverage that Landlord may carry. Insurance required to be maintained by Tenant under this Lease may be subject to a reasonable deductible, subject to the consent of Landlord. If the annual premium to be paid by Landlord under any insurance policy Landlord is obligated to obtain with respect to the Building and/or the Premises shall exceed the standard rates because Tenant's operations, or improvements with respect to the Premises beyond the Building standards, result in extra-hazardous exposure, Tenants shall pay the excess amount of the premium upon request therefore by Landlord.

Legal Use and Violations of Insurance

17. Tenant covenants and agrees with Landlord not to occupy or use, or permit any portion of the Premises to be occupied or used for any business or purposes which are unlawful, disreputable, or deemed to be extra-hazardous on account Coverage of fire, or permit anything to be done which would in any way increase the rate of fire or liability or any other insurance coverage on the Building and/or its contents.

Laws and Regulations Building Rules

18. Tenant covenants and agrees with Landlord to comply with all laws, ordinances, rules, and regulations of any state, federal, municipal, or other government or governmental agency having jurisdiction of the Premises that relate to the use, condition, or occupancy of the Premises and the rules of the Buildings adopted and altered by Landlord from time to time for the safety, care, and cleanliness of the Premises and Buildings and for preservation of good order therein, all changes to which will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant.

Nuisance

19. Tenant covenants and agrees with Landlord to conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy, or disturb any other tenant or Landlord in its operation of the Buildings.

Entry by Landlord

20. Tenant covenants and agrees with Landlord to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, or insurers, to clean or make repairs, alterations or additions thereto, as Landlord may deem necessary or desirable, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

Assignment and Subletting Lease

21. (a) Tenant shall not, without the prior written consent of Landlord, (a) assign or in any manner transfer this Lease or any estate or interest therein, or (b) permit any assignment of this Lease or any estate or interest therein by operation of Law, or (c) sublease the Premises or any part thereof, or (d) grant any license, concession or other right of occupancy of any portion of the Premises, or (e) permit the use of the Premises by any parties other than Tenant, its agents or employees. Consent by Landlord to one or more assignments or subletting shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of rent herein specified and for compliance with all Tenant's other obligations under this Lease. If an event of default, as hereinafter defined, should occur while the Premises or any part thereof are then assigned or sublet, Landlord in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment of sublease and apply such rent against any sums due to Landlord by Tenant hereunder, and Tenant hereby authorizes and directs any such assignee or subtenant to make such payments of rent direct to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or subtenant shall be construed to constitute a waiver or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, subtenant, or occupant of the Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting or a release of Tenant under this Lease. Tenant shall not mortgage, pledge, or otherwise encumber its interest in this Lease or in the Premises. Any attempted assignment, sublease, mortgage or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void.

Transfers by Landlord

22. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Buildings and property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Paragraph 13 and 36 hereof), Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

23. This Lease is subject and subordinate to any mortgage or deed of trust which may now or hereafter encumber the Buildings, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This clause shall be self-operative and no further instrument of subordination, need be required by any mortgagee. In confirmation of such subordination, however, Tenant shall, at Landlord's request, execute promptly any certificate or instrument evidencing such subordination that Landlord may request. Tenant hereby constitutes and appoints Landlord the attorney-in-fact for Tenant to execute any such certificate or instrument for and on behalf of Tenant. In the event of the enforcement by the trustee or the beneficiary under any such mortgagee or deed of trust of the remedies provided for the law or by such mortgage or deed of trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of such successor in interest without change in the terms or other provision of this lease.

Mechanic's Lien

24. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or improvements thereon or the Buildings during the term hereof caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Tenant, and nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvements, alteration, or repair of or to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any material that would give rise to the filing of any mechanics' or other liens against the interest of Landlord in the Premises. In the case of the filing of any lien on the interest of Landlord or Tenant in the Premises, Tenant shall cause the same to be discharged of record within ten (10) days after the filing of same. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien, not caused or claimed to be caused by Landlord, with interest thereon at the maximum legal rate per annum from the date of payment, shall be paid by Tenant to Landlord on demand.

Estoppel Certificate

25. Tenant will, at any time and from time to time, upon not less than twenty (20) days prior request by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing executed by Tenant certifying that Tenant is in possession of the Premises under the terms of this Lease, that this lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which the rent has been paid, and either stating that to the knowledge of Tenant no default exists hereunder or specifying such default of which Tenant may have knowledge and such other matters as may be reasonably requested by Landlord; it being intended that any such statement by Tenant be relied upon by any prospective purchaser or mortgage of the Buildings.

Events of Default

26. (a) The following events shall be deemed to be events of default by Tenant under this Lease:

(i) Tenant shall fail to pay any installment of the rent hereby reserved or other sum of money payable hereunder or under any agreement between Landlord and Tenant when due and the continuance of such failure for ten (10) days.

(ii) Tenant shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of rent, or any term, provision, or covenant of any agreement between Landlord and Tenant, and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

(iii) Tenant or any guarantor of Tenant's obligations hereunder (hereinafter called "guarantor") shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit any act of bankruptcy, or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

(iv) Tenant or any Guarantor shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State therefore, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

(v) A receiver or trustee shall be appointed for all or substantially all of the assets of

(vi) The leasehold hereunder shall be taken on execution or other process of law in any action against Tenant.

(vii) Tenant shall abandon any substantial portion of the Premises.

(b) If an event of default shall have occurred, Landlord shall have the right at its election, then or any time thereafter while such event of default shall continue, to pursue any one or more of the following remedies in addition to all other rights or remedies provided herein or at law or in equity:

(i) Landlord may terminate this Lease and forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the total of (A) the cost of recovering the Premises, (B) the unpaid rent earned at the time of termination, plus interest thereon at the maximum legal rate per annum from the due date, (C) the balance of the rent for the remainder of the term less the fair market value of the Premises for such period, and (D) any other sum of money and damages owed by Tenant to Landlord.

(ii) Landlord may terminate Tenant's right of possession (but not the Lease) and may repossess the Premises by forcible entry or detainer suit or otherwise, with demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to do so, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or convenient, and (A) if Landlord shall fail or refuse to relet the premises, or (B) if the same are relet and a sufficient sum shall not be realized from such reletting after paying the unpaid basic and additional rent due hereunder earned but unpaid at the time of reletting after paying the maximum legal rate of interest thereon, the cost of recovering possession, and all of the costs and expenses of such decorations, repairs, changes, alterations, and additions and the expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in the Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rent reserved in this Lease for such period or periods, or if the Premises have been relet, the Tenant shall satisfy and pay any such deficiency upon demand therefore from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Paragraph 26(b)(ii) from time to time; and that no delivery or recovery of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Lien for Rent

27. In consideration of the mutual benefits under this Lease, Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. The provisions of this paragraph relating to such lien and security interest shall constitute a security agreement under the Uniform Commercial Code in force in the State of Texas so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, including but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property now or hereafter placed in or upon the Premises by Tenant. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the Uniform Commercial Code in force in the State of Texas in addition to and cumulative of the landlord's liens and rights provided by law or by the other terms and provisions of the Lease.

Attorney's Fees

28. In the event Tenant makes default in the performance of any of the terms, covenants, agreements, or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord's reasonable attorney's fees of not less than 10% of the amount due to Landlord.

Not Implied Waiver

29. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress of any violation of any term, covenant, agreement, or condition contained in this Lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Landlord of any rent with knowledge of the breach of any

installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's other remedies in this Lease provided.

Indemnity

30. Landlord shall not be liable to Tenant's agents, servants, employees, customers, or invitees for any damage to person or property caused by any act, omission, or neglect of Tenant, its agents, servants, or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage.

Waiver of Subrogation

31. Anything in this Lease to the contrary notwithstanding Landlord and Tenant each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, servants or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officer, or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

Relocation

32. Tenant agrees that Landlord may relocate Tenant to other space in the Buildings containing at least the same amount of Net Rentable Area contained in the Premises, provided that the costs of relocating Tenant and the costs of altering the new space to make it comparable to the Premises is borne by Landlord.

Casualty Damage

33. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Buildings shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Buildings shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty) or in the event any mortgages under a mortgage or deed of trust covering the Buildings should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debts, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within thirty (30) days after the date of such damage, in which event the Basic Rental hereunder shall be abated as of the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall within (thirty) 30 days after the date of such damage commence to repair and restore the Buildings and shall proceed with reasonable diligence to restore the Buildings (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture or furnishings or of fixtures and equipment removable by Tenant under the provisions of this Lease, nor shall Landlord in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence. Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Buildings be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Buildings caused thereby to the extent such cost and expenses is not covered by insurance proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Buildings or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

Condemnation

34. If the whole or substantially the whole of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain or should be sold to the condemning authority in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Buildings or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Buildings or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date when physical possession of such portion of the Buildings or Premises is taken by the condemning authority. If upon any such taking or sale of less than the whole or substantially the whole of the Buildings this Lease shall not be thus terminated, the Basic Rental payable hereunder shall be diminished by an

required to spend for such work an amount in excess of the amount received by Landlord as compensation awarded upon a taking of any part or all of the Buildings or the Premises and Tenant shall not be entitled to and expressly waives all claim to any such compensation.

Damages from Certain Causes

35. Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority.

Personal Liability

36. Neither the shareholders, officers, directors, trustees, individuals, or partners comprising Landlord, nor the shareholders (nor any of the partners, comprising same) directors, trustees, officers or partners of any of the foregoing (collectively, the "Parties") shall be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to the value of Landlord's interest in the Buildings and the land on which the Buildings are situated and Tenant shall not look to the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations.

Notice

37. Any notice communication, request, reply or advice (hereinafter severally and collectively called "notice") in this Lease provided for or permitted to be delivered, given, made, or accepted by either party to the other, including delivery of the executed Lease and any variations, modifications, changes or amendments thereto, must be in writing, and may, unless otherwise in this Lease expressly provided, be delivered given or served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested. Notice deposited in the mail in the manner hereinabove described shall be effective and binding on the parties to this Lease, on the date on which it is so deposited. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice the address of the parties shall, until changed as herein provided be as follows:

For Landlord:

Joy Unlimited, Inc.
c/o Wade Interests, Inc.
12950 Country Parkway Place, Suite 100
San Antonio, TX 78216

For Tenant:

PlanetTraks, Inc.
10715 Gulfdale, Suite ~~185~~ 285 db
San Antonio, Texas 78216

The parties hereto and their respective heirs, legal representatives, successors, and assigns shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address by at least fifteen (15) days written notice to the other party delivered in compliance with this Paragraph 37.

Captions

38. The captions appearing before each paragraph of this Lease are inserted and included solely for convenience and shall never be considered or given any effect in construing this Lease, or any provisions hereof, or in connection with the duties, obligations, or liabilities of the respective parties hereto or in ascertaining intent, if any question of intent exists.

Entirety and Amendments

39. The Lease embodies the entire contract between the parties hereto relative to the subject matter hereof. No variations, modifications, changes, or amendments herein or hereof shall be binding upon any party hereto unless in writing, executed by a duly authorized officer or a duly authorized agent of the particular party, and delivered to all other parties to this Lease in the manner set forth in Paragraph 37, supra.

Severability

40. If any term or provision of this Lease, or the application thereof to any person or circumstance except Paragraph 36, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which is held invalid

Binding Effect

41. All covenants and obligations as contained within this Lease shall bind and extend and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon Tenant, its permitted successors and assigns.

Number and Gender Words

42. All personal pronouns used in this Lease shall include the other gender whether used in the masculine or feminine or neuter gender and the singular shall include the plural whenever and as often as may be appropriate.

Governing Law

43. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

Force Majeure

44. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the reasonable control of Landlord.

Rules and Regulations

45. The Tenant shall observe such rules and regulations as may be adopted and made available to Tenant by Landlord from time to time (hereinafter referred to as the "Rules and Regulations"); provided, that it is understood and agreed that said Rules and Regulations are supplemental to the terms and conditions of this Lease and shall not be construed or interpreted in any way so as to amend, modify or waive, in whole or in part, any of the terms and conditions of this Lease. It is further understood and agreed that in the event of any conflict between the terms and conditions of this Lease and the provisions of the Rules and Regulations in force from time to time, then and in such event, the terms and conditions of this Lease shall apply.

Tenant Finish Out

46. Tenant accepts the Premises in " as is" condition.

Tenant Equipment

47. Tenant will not install or operate in the demised premises any electricity-operated equipment or other machinery, other than electric typewriters, personal computers, fax machines, adding machines, radios, television sets, clocks, copying machines and other office equipment, without first obtaining the prior written consent of Landlord, who may condition such consent upon the payment by Tenant of additional rent in compensation for such actual excess consumption of utilities and for the cost of additional wiring as may be occasioned by the operation of said equipment or machinery as reasonably determined by Landlord. Tenant shall not install any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacement of additions to, or in the use of, the heating systems, air-conditioning system, or electrical system of the demised premises of the Buildings without first obtaining the prior written consent of Landlord. No plumbing fixtures of any type shall be installed within the demised premises unless Landlord shall approve same and in the event of such approval Landlord shall install same at Tenant's sole cost and expense. Any machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Buildings or to any space therein to such a degree as to be objectionable to Landlord or to other tenants in the Buildings shall be installed and maintained by Tenant at Tenant's expense on vibration eliminators or other devices sufficient to eliminate such noise or vibration.

American With Disabilities Act

48. Landlord does not guarantee that it is in compliance with the Americans with Disabilities Act (ADA). However, Landlord agrees to be liable and responsible for any necessary alterations required to be made to the Buildings pursuant to the ADA, excluding the leased premises. Landlord will provide thirty (30) days written notice to the Tenant if Landlord needs to alter Tenant's premises. Landlord will use its best efforts to make the necessary alterations without interfering with Tenant's business and without undue delay.

Asbestos

49. In the event Landlord is required by local, state or federal authorities to remove or otherwise encapsulate asbestos within the Buildings, then Landlord agrees to provide thirty (30) days written notice to Tenant before such removal or encapsulation will begin. Landlord will use its best efforts to make the

Exhibits

50. The following numbered exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes.

Exhibit "A" - Description of property upon which the Buildings are situated.
Exhibit "B" - Description of the Premises.
Exhibit "C" - Rules and Regulations

LANDLORD:

JOY UNLIMITED, INC.
By: Wade Interests, Inc.
Agent for Landlord

BY: Cherry Smith
NAME: Cherry Smith
TITLE: Vice President
DATE: ____________

TENANT: PlanetTraks, Inc.

BY: ____________
NAME: M. Dewey Bain
TITLE: President
DATE: 4/16/04